Rule 497(e)
                                                            File Nos. 33-58004
                                                                      811-7474
                                                            [GRAPHIC OMITTED]

SUPPLEMENT DATED JANUARY 20, 2000
TO PROSPECTUS DATED OCTOBER 1, 1999

Effective on or before February 7, 2000, Oechsle International Advisors LLC ("Oechsle") will succeed Kleinwort Benson Investment Management Americas Inc. as co-investment adviser to Boston 1784 International Equity Fund. Investment decisions will be made jointly by Oechsle and BankBoston as co-investment advisers. Oechsle, a U.S.-based investment adviser with offices at One International Place, Boston, Massachusetts, also has offices or affiliates located in England, Japan, Germany and Cayman Island, BWI. FleetBoston Financial Corporation owns approximately 36% of Oechsle. Oechsle and its affiliates manage approximately $12 billion of assets.

Singleton Dewey Keesler, Jr. and Kathleen Harris, CFA of Oechsle will serve as co-managers of Boston 1784 International Equity Fund, along with Kenton J. Ide, Director of Investments for BankBoston's Private Bank. Mr. Keesler is Chief Investment Officer and portfolio manager/research analyst with Oechsle, and has been associated with Oechsle since 1986. Ms. Harris, a principal and portfolio manager with Oeschsle, has been associated with Oechsle since 1995. Mr. Ide, who has more than 20 years experience in investment management and research analysis, has been with BankBoston since early 1993. He has been a co-manager of the International Equity Fund since 1995. From 1983 to 1993, Mr. Ide was a Senior Vice President with the Private Client Group of Boston Safe Deposit and Trust Company.

There will be no change in the management fees payable by Boston 1784 International Equity Fund.

On October 1, 1999, FleetBoston Financial Corporation was created by the merger of BankBoston Corporation, the parent company of BankBoston, with Fleet Financial Group, Inc.

                                                          Rule 497(e)
                                                          File Nos. 33-58004
                                                                    811-7474
                                                          [GRAPHIC OMITTED]

SUPPLEMENT DATED JANUARY 20, 2000
TO STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 1, 1999

Effective on or before February 7, 2000, Oechsle International Advisors LLC ("Oechsle") will succeed Kleinwort Benson Investment Management Americas Inc. as co-investment adviser to the Boston 1784 International Equity Fund. As of that date, references in this Statement of Additional Information to "Advisers" and an "Adviser" will refer to BankBoston and Oechsle with respect to Boston 1784 International Equity Fund.

Oechsle, a U.S.-based investment adviser with offices at One International Place, Boston, Massachusetts, also has offices or affiliates located in England, Japan, Germany and Cayman Island, BWI. FleetBoston Financial Corporation owns approximately 36% of Oechsle. Oechsle and its affiliates manage approximately $12 billion of assets.

The Advisory Agreement with Oechsle will be dated on or before February 7, 2000. BankBoston and Oechsle each are entitled to receive an investment advisory fee, on an annual basis, of .50% of the International Equity Fund's average net assets, for a total of 1.00% of the Fund's average daily net assets. This fee is higher than the fee paid by most investment companies.

When Oechsle assumes its responsibilities as co-investment adviser for Boston 1784 International Equity Fund, investment decisions for the Fund will be made jointly by Oechsle and BankBoston. Specific decisions to purchase or sell securities for Boston 1784 International Equity Fund will be made by portfolio managers who are employees of BankBoston or of Oechsle, and who are appointed and supervised by the senior officers of BankBoston or by senior officers of Oechsle. A portfolio manager may serve other clients of either of the Advisers or of an affiliate of either of the Advisers in a similar capacity.

Subject to policies established by the Trustees, BankBoston and Oechsle will be responsible for placing the orders to execute transactions for Boston 1784 International Equity Fund. In placing orders, it is the policy of the Trust for each Adviser to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While each Adviser seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.